UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C., 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 26, 2025

OMNICOM GROUP INC.

(Exact name of registrant as specified in its charter)

New York	1-10551	13-1514814
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

280 Park Avenue, New York, NY	10017
(Address of principal executive office)	(Zip Code)

(212) 415-3600

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.15 per share	OMC	New York Stock Exchange
0.800% Senior Notes due 2027	OMC/27	New York Stock Exchange
1.400% Senior Notes due 2031	OMC/31	New York Stock Exchange
3.700% Senior Notes due 2032	OMC/32	New York Stock Exchange
2.250% Senior Notes due 2033	OMC/33	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐  Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On August 11, 2025, Omnicom Group Inc. (“Omnicom”) commenced offers to exchange all outstanding notes issued by The Interpublic Group of Companies, Inc. (“IPG”) for up to $2.95 billion aggregate principal amount of new senior notes to be issued by Omnicom. Concurrently with the exchange offers, Omnicom also solicited consents, on behalf of IPG, to amend the indentures governing IPG’s notes. The exchange offers and consent solicitations were commenced in connection with, and are conditioned on the consummation of, Omnicom’s pending merger with IPG. Omnicom has received sufficient tenders and consents to consummate the exchange offers and consent solicitations, which are currently set to expire at 5:00 p.m., New York City time, on November 28, 2025.

In connection with the exchange offers and consent solicitations, Omnicom previously disclosed the unaudited pro forma condensed combined financial information of Omnicom as at and for the six months ended June 30, 2025, and for the year ended December 31, 2024. Omnicom is filing this Current Report on Form 8-K to provide its unaudited pro forma condensed combined financial information as at and for the nine months ended September 30, 2025, and for the year ended December 31, 2024. This information is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Unaudited pro forma condensed combined financial information as at and for the nine months ended September 30, 2025, and for the year ended December 31, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Forward-Looking Statements

Certain statements in this Current Report on Form 8-K (including the exhibits) contain forward-looking statements, including statements within the meaning of the Private Securities Litigation Reform Act of 1995. In addition, from time to time, Omnicom or IPG or their representatives have made, or may make, forward-looking statements, orally or in writing. These statements may discuss goals, intentions and expectations as to future plans, trends, events, results of operations or financial condition, or otherwise, based on current beliefs of Omnicom’s and IPG’s management as well as assumptions made by, and information currently available to, Omnicom’s and IPG’s management. Forward-looking statements may be accompanied by words such as “aim,” “anticipate,” “believe,” “plan,” “could,” “should,” “would,” “estimate,” “expect,” “forecast,” “future,” “guidance,” “intend,” “may,” “will,” “possible,” “potential,” “predict,” “project” or similar words, phrases or expressions. These forward-looking statements are subject to various risks and uncertainties, many of which are outside Omnicom’s and IPG’s control. Therefore, you should not place undue reliance on such statements. Factors that could cause actual results to differ materially from those in the forward-looking statements include:

●	risks relating to the pending merger between Omnicom and IPG, including: that the merger may not be completed in a timely manner or at all, which could result in the termination of the exchange offers and consent solicitations; uncertainties associated with the merger may cause a loss of both companies’ management personnel and other key employees, and cause disruptions to both companies’ business relationships and a loss of clients; the merger agreement subjects Omnicom and IPG to restrictions on business activities prior to the effective time of the merger; Omnicom and IPG are expected to incur significant costs in connection with the merger and integration; litigation risks relating to the merger; the business and operations of both companies may not be integrated successfully in the expected time frame; the merger may result in a loss of both companies’ clients, service providers, vendors, joint venture participants and other business counterparties; and the combined company may fail to realize all or some of the anticipated benefits of the merger or fail to effectively manage its expanded operations;

●	adverse economic conditions and disruptions, including geopolitical events, international hostilities, acts of terrorism, public health crises, inflation or stagflation, tariffs and other trade barriers, central bank interest rate policies in countries that comprise Omnicom’s and IPG’s major markets, labor and supply chain issues affecting the distribution of clients’ products, or a disruption in the credit markets;

●	international, national or local economic conditions that could adversely affect Omnicom, IPG or their respective clients;

●	losses on media purchases and production costs incurred on behalf of clients;

●	reductions in client spending, a slowdown in client payments or a deterioration or disruption in the credit markets;

●	the ability to attract new clients and retain existing clients in the manner anticipated;

●	changes in client marketing and communications services requirements;

●	failure to manage potential conflicts of interest between or among clients;

●	unanticipated changes related to competitive factors in the marketing and communications services industries;

●	unanticipated changes to, or the ability to hire and retain key personnel;

●	currency exchange rate fluctuations;

●	reliance on information technology systems and risks related to cybersecurity incidents;

●	effective management of the risks, challenges and efficiencies presented by utilizing artificial intelligence (AI) technologies and related partnerships;

●	changes in legislation or governmental regulations affecting Omnicom, IPG or their respective clients;

●	risks associated with assumptions made in connection with acquisitions, critical accounting estimates and legal proceedings;

●	risks related to international operations, which are subject to the risks of currency repatriation restrictions, social or political conditions and an evolving regulatory environment in high-growth markets and developing countries;

●	risks related to environmental, social and governance goals and initiatives, including impacts from regulators and other stakeholders, and the impact of factors outside of Omnicom’s and IPG’s respective control on such goals and initiatives; and

●	other business, financial, operational and legal risks and uncertainties detailed from time to time in Omnicom’s and IPG’s Securities and Exchange Commission (“SEC”) filings.

The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties that may affect Omnicom’s and IPG’s businesses, including those described in Omnicom’s and IPG’s respective Annual Reports on Form 10-K and in other documents filed from time to time with the SEC. Forward-looking statements are based on the estimates and opinions of management at the time the statements are made. Except to the extent required by applicable law, neither Omnicom nor IPG undertakes any obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise. You are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OMNICOM GROUP INC.

Date: November 26, 2025	By:	/s/ Louis F. Januzzi
		Name:	Louis F. Januzzi
		Title:	Senior Vice President, General Counsel and Secretary

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